SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event Reported): September 5, 2003


                              CIT RV Trust 1997 - A
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

         000 - 23507                                    52 - 6896758
(Commission File Number)                       (IRS Employer Identification No.)

1 CIT Drive
Livingston, New Jersey                                               07039-5703
(Address of principal executive offices and zip code)                (Zip Code)

Registrants' telephone number, including area code:  (973) 740 -5000



          (Former name or former address, if changed since last report)

Item 7.               FINANCIAL STATEMENTS AND EXHIBITS

(c.)         Exhibits.

         The following are filed herewith. The exhibit numbers correspond with
Item 601(b) of Regulation S-K.

EXHIBIT NO.                                 DESCRIPTION

99.1                                        Pool Data Report

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

                                            THE CIT GROUP / SALES FINANCING,
                                            INC.,  as Servicer

                                            By:
                                                     ---------------------------
                                            Name:    Barbara Callahan
                                            Title:   Vice President


Dated:   September 5, 2003

                               CIT RV TRUST 1997-A
                                  June 30, 2003

              The percentages and balances set forth in each of the
                following tables may not total due to rounding.


                    GEOGRAPHIC DISTRIBUTION OF CONTRACTS (1)


                                                      % OF CONTRACT                                              % OF CONTRACT
                                  NUMBER OF           POLL BY NUMBER            AGGREGATE PRINCIPAL           POOL BY PRINCIPAL
                            CONTRACTS AS OF       OF CONTRACTS AS OF            BALANCE OUTSTANDING         BALANCE OUTSTANDING
STATE                          CUT-OFF DATE             CUT-OFF DATE             AS OF CUT-OFF DATE          AS OF CUT-OFF DATE
-----                          ------------             ------------             ------------------          ------------------
Alabama                                  46                    0.91%              $       1,443,445                       1.23%
Alaska                                    8                    0.16%                        231,805                       0.20%
Arizona                                 233                    4.59%                      5,580,114                       4.76%
Arkansas                                119                    2.35%                      2,007,151                       1.71%
California                              846                   16.68%                     19,280,600                      16.44%
Colorado                                118                    2.33%                      2,914,047                       2.49%
Connecticut                              72                    1.42%                      1,076,370                       0.92%
Delaware                                  3                    0.06%                         33,457                       0.03%
District of Columbia                      1                    0.02%                        288,917                       0.25%
Florida                                 343                    6.76%                      8,983,835                       7.66%
Georgia                                 139                    2.74%                      3,452,482                       2.94%
Hawaii                                    2                    0.04%                         47,962                       0.04%
Idaho                                    32                    0.63%                        748,796                       0.64%
Illinois                                133                    2.62%                      3,655,982                       3.12%
Indiana                                  36                    0.71%                      1,049,405                       0.89%
Iowa                                     12                    0.24%                        347,011                       0.30%
Kansas                                   80                    1.58%                      1,643,769                       1.40%
Kentucky                                 16                    0.32%                        452,467                       0.39%
Louisiana                                68                    1.34%                      1,758,494                       1.50%
Maine                                    19                    0.37%                        379,505                       0.32%
Maryland                                 73                    1.44%                      1,180,034                       1.01%
Massachusetts                            91                    1.79%                      1,730,224                       1.48%
Michigan                                 20                    0.39%                        738,537                       0.63%
Minnesota                                20                    0.39%                        444,935                       0.38%
Mississippi                              26                    0.51%                        672,367                       0.57%
Missouri                                184                    3.63%                      3,289,809                       2.81%
Montana                                  20                    0.39%                        430,231                       0.37%
Nebraska                                 12                    0.24%                        300,765                       0.26%
Nevada                                  130                    2.56%                      3,301,381                       2.82%
New Hampshire                            41                    0.81%                        758,313                       0.65%
New Jersey                               45                    0.89%                      1,043,150                       0.89%
New Mexico                               49                    0.97%                      1,098,819                       0.94%
New York                                151                    2.98%                      2,988,044                       2.55%
North Carolina                          101                    1.99%                      1,815,767                       1.55%
North Dakota                              1                    0.02%                         34,195                       0.03%
Ohio                                     30                    0.59%                      1,324,781                       1.13%
Oklahoma                                211                    4.16%                      4,555,412                       3.89%
Oregon                                  151                    2.98%                      3,522,712                       3.00%
Pennsylvania                             54                    1.06%                      1,381,142                       1.18%
Puerto Rico                               1                    0.02%                         24,706                       0.02%
Rhode Island                             24                    0.47%                        506,347                       0.43%
South Carolina                           69                    1.36%                      1,125,715                       0.96%
South Dakota                             10                    0.20%                        215,630                       0.18%
Tennessee                                55                    1.08%                      1,612,267                       1.38%
Texas                                   834                   16.44%                     18,754,864                      15.99%
Utah                                     17                    0.34%                        362,130                       0.31%
Vermont                                   9                    0.18%                        146,082                       0.12%
Virginia                                 23                    0.45%                      1,000,254                       0.85%
Washington                              253                    4.99%                      6,484,182                       5.53%
West Virginia                            10                    0.20%                        244,880                       0.21%
Wisconsin                                20                    0.39%                        574,902                       0.49%
Wyoming                                   8                    0.16%                        181,857                       0.16%
Other (2)                                 3                    0.06%                         34,518                       0.03%
                              --------------------------------------------------------------------------------------------------
                                      5,072                  100.00%             $      117,254,564                     100.00%
                              ==================================================================================================


----------------------------------
(1) In most cases, based on the mailing addresses of the Obligors as of the Cut-off Date.
(2) Generally includes foreign address locations.




                                                       RANGE OF CONTRACT RATES


                                                            % OF CONTRACT                                       % OF CONTRACT
                                      NUMBER OF            POLL BY NUMBER       AGGREGATE PRINCIPAL         POOL BY PRINCIPAL
RANGE OF                        CONTRACTS AS OF        OF CONTRACTS AS OF       BALANCE OUTSTANDING       BALANCE OUTSTANDING
CONTRACT RATES                     CUT-OFF DATE              CUT-OFF DATE        AS OF CUT-OFF DATE        AS OF CUT-OFF DATE
--------------                     ------------              ------------        ------------------        ------------------
0.00%  - 7.74% (1)                          164                     3.23%           $     6,840,033                     5.83%
7.75%  - 7.99%                               14                     0.28%                 1,048,086                     0.89%
8.00%  - 8.99%                              548                    10.80%                25,843,423                    22.04%
9.00%  - 9.99%                             1348                    26.58%                38,431,054                    32.78%
10.00% - 10.99%                            1325                    26.12%                23,357,074                    19.92%
11.00% - 11.99%                             769                    15.16%                10,748,300                     9.17%
12.00% - 12.99%                             548                    10.80%                 6,701,472                     5.72%
13.00% - 13.99%                             262                     5.17%                 3,388,857                     2.89%
14.00% - 14.99%                              70                     1.38%                   690,504                     0.59%
15.00% - 15.99%                              14                     0.28%                   133,941                     0.11%
16.00% - 16.99%                               9                     0.18%                    69,001                     0.06%
17.00% - 17.99%                               1                     0.02%                     2,819                     0.00%
                       ------------------------------------------------------------------------------------------------------
                                          5,072                   100.00%          $    117,254,564                   100.00%
                       ======================================================================================================


-------------------------------------------------------------------
(1) Generally represents repossessed contracts or contract subject to the Soldiers'and Sailors' Civil Relief Act.






                                                    RANGE OF REMAINING MATURITIES


                                                              % OF CONTRACT                                       % OF CONTRACT
                                        NUMBER OF            POLL BY NUMBER       AGGREGATE PRINCIPAL         POOL BY PRINCIPAL
RANGE OF REMAINING                CONTRACTS AS OF        OF CONTRACTS AS OF       BALANCE OUTSTANDING       BALANCE OUTSTANDING
MATURITIES IN MONTHS                 CUT-OFF DATE              CUT-OFF DATE        AS OF CUT-OFF DATE        AS OF CUT-OFF DATE
--------------------                 ------------              ------------        ------------------        ------------------
  1 -  12 months                              191                     3.77%                   287,886                     0.25%
 13 -  24 months                              259                     5.11%                   803,322                     0.69%
 25 -  36 months                              149                     2.94%                   700,497                     0.60%
 37 -  48 months                              511                    10.07%                 4,054,185                     3.46%
 49 -  60 months                              537                    10.59%                 5,469,105                     4.66%
 61 -  72 months                              700                    13.80%                 8,568,838                     7.31%
 73 -  84 months                              684                    13.49%                 9,834,150                     8.39%
 85 -  96 months                               98                     1.93%                 2,391,807                     2.04%
 97 -  108 months                             858                    16.92%                31,827,866                    27.14%
109 -  120 months                             876                    17.27%                38,040,892                    32.44%
121 -  132 months                             102                     2.01%                 5,653,222                     4.82%
133 -  144 months                              46                     0.91%                 2,365,635                     2.02%
145 -  156 months                               3                     0.06%                   275,791                     0.24%
157 -  168 months                              18                     0.35%                 1,872,573                     1.60%
169 -  180 months                              36                     0.71%                 4,602,908                     3.93%
181 -  192 months                               4                     0.08%                   505,889                     0.43%
                             --------------------------------------------------------------------------------------------------
                                            5,072                   100.00%          $    117,254,564                   100.00%
                             ==================================================================================================





                                                    COLLATERAL TYPE DISTRIBUTION


                                                           % OF CONTRACT                                       % OF CONTRACT
                                         NUMBER OF        POLL BY NUMBER       AGGREGATE PRINCIPAL         POOL BY PRINCIPAL
                                   CONTRACTS AS OF    OF CONTRACTS AS OF       BALANCE OUTSTANDING       BALANCE OUTSTANDING
COLLATERAL TYPE                       CUT-OFF DATE          CUT-OFF DATE        AS OF CUT-OFF DATE        AS OF CUT-OFF DATE
---------------                       ------------          ------------        ------------------        ------------------
Motor Homes                                  2,298                45.31%           $    83,708,776                    71.39%
Fifth Wheel                                  1,083                21.35%                18,009,676                    15.36%
Travel Trailer                               1,501                29.59%                14,339,306                    12.23%
Other                                          190                 3.75%                 1,196,806                     1.02%
                                ---------------------------------------------------------------------------------------------
Total                                        5,072               100.00%          $    117,254,564                   100.00%
                                =============================================================================================






                                                   DELINQUENCY STATUS DISTRIBUTION


                                                                     % OF CONTRACT                                   % OF CONTRACT
                                                   NUMBER OF        POLL BY NUMBER     AGGREGATE PRINCIPAL       POOL BY PRINCIPAL
                                             CONTRACTS AS OF    OF CONTRACTS AS OF     BALANCE OUTSTANDING     BALANCE OUTSTANDING
DELINQUENCY STATUS                              CUT-OFF DATE          CUT-OFF DATE      AS OF CUT-OFF DATE      AS OF CUT-OFF DATE
------------------                              ------------          ------------      ------------------      ------------------
Current, including 1 to 29 days delinquent             4,501                88.74%         $    99,930,544                  85.23%
30 to 59 days                                            121                 2.39%               3,064,432                   2.61%
60 to 89 days                                             39                 0.77%               1,017,584                   0.87%
90 to 119 days                                            42                 0.83%                 946,701                   0.81%
120 to 149 days                                           26                 0.51%                 814,028                   0.69%
150 to 179 days                                           20                 0.39%                 723,545                   0.62%
180+  days                                               120                 2.37%               2,847,225                   2.43%
Repo                                                     203                 4.00%               7,910,506                   6.75%
                                            ---------------------------------------------------------------------------------------
                                                       5,072               100.00%        $    117,254,564                 100.00%
                                            =======================================================================================



                                                   RANGE OF PRINCIPAL BALANCE OUTSTANDING


                                                       TOTAL               MINIMUM                 MAXIMUM                 AVERAGE
PRINCIPAL                                      BALANCE AS OF         BALANCE AS OF           BALANCE AS OF           BALANCE AS OF
BALANCE TYPE                                    CUT-OFF DATE          CUT-OFF DATE            CUT-OFF DATE            CUT-OFF DATE
------------                                  --------------        ----------------      ------------------      ------------------
Original                                       $ 166,639,849             $  4,385             $    476,568            $     32,855
Current                                        $ 117,254,564             $      0             $    358,410            $     23,118



                                                NEW VS. USED COLLATERAL DISTRIBUTION


                                                                     % OF CONTRACT                                   % OF CONTRACT
                                                   NUMBER OF        POLL BY NUMBER     AGGREGATE PRINCIPAL       POOL BY PRINCIPAL
                                             CONTRACTS AS OF    OF CONTRACTS AS OF     BALANCE OUTSTANDING     BALANCE OUTSTANDING
NEW VS. USED                                    CUT-OFF DATE          CUT-OFF DATE      AS OF CUT-OFF DATE      AS OF CUT-OFF DATE
------------                                    ------------          ------------      ------------------      ------------------
New                                                    3,106                61.24%         $    78,459,979                  66.91%
Used                                                   1,966                38.76%              38,794,586                  33.09%
                                           ---------------------------------------------------------------------------------------
                                                       5,072               100.00%         $   117,254,564                 100.00%
                                           =======================================================================================



                                                       RANGE OF CREDIT SCORES


                                  MINIMUM AS OF          MAXIMUM AS OF          WEIGHTED AVERAGE AS OF
SCORE TYPE                     ORIGINATION DATE       ORIGINATION DATE                ORIGINATION DATE
----------                     ----------------       ----------------          ----------------------
FICO                                       466                     819                             661
Custom                                      80                     304                             190





                                         MINIMUM, MAXIMUM AND WEIGHTED AVERAGE DISTRIBUTION


                                  MINIMUM AS OF          MAXIMUM AS OF          WEIGHTED AVERAGE AS OF
DISTRIBUTION TYPE                  CUT-OFF DATE           CUT-OFF DATE                    CUT-OFF DATE
-----------------              ----------------       ----------------          ----------------------
Contract Rate                             0.00%                 17.00%                           9.52%
Original Term                         48 months             240 months                      172 months
Current Term                            1 month             190 months                      101 months
